UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024

Senior Credit Investments, LLC

(Exact name of Registrant as specified in its charter)

Delaware	814-01685	92-1313185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2024, the Company entered into its Second Amended and Restated Limited Liability Company Agreement (the “Second A&R LLCA”), which amended and restated the Company’s Amended and Restated Limited Liability Agreement, dated as of July 17, 2023 (the “A&R LLCA”).

A description of the A&R LLCA was included under “Item 11. Description of Registrant’s Securities to be Registered—Delaware Law and Certain Limited Liability Company Agreement Provisions” of Amendment No. 2 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on October 6, 2023. Such description is incorporated by reference herein, except that the A&R LLCA has been subsequently updated by the Second A&R LLCA to reflect, among other things, (i) the creation of Units to represent limited liability interests in the Company and the Company’s authorization to issue up to 1,000,000,000 Units, (ii) updates to permit certain actions to be taken by the written consent of Members in lieu of a vote at an annual or special meeting, and (iii) certain updates to exculpation, indemnification and insurance provisions.

The foregoing description is only a summary of the material provisions of the Second A&R LLCA, does not purport to be complete and is qualified in its entirety by reference to the provisions in such agreement, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second A&R LLCA.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Amended and Restated Limited Liability Company Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR CREDIT INVESTMENTS, LLC

Date: February 6, 2024	By:	/s/ John Dalton
	Name:	John Dalton
	Title:	Chief Financial Officer